NATIONSBANK
NationsBank of Texas, N.A.

                                TENTH AMENDMENT
                                       TO
                          LOAN AND SECURITY AGREEMENT

         THIS TENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (the "AMENDMENT") is dated as of July 8, 1996, and entered into by and between NATIONSBANK OF TEXAS, N.A., a national banking association ("LENDER") with offices at 901 Main Street, 11th Floor, Dallas, Texas 75201, and BOLLINGER INDUSTRIES, L.P., a Texas limited partnership ("BORROWER") with offices at 222 Airport Freeway, Irving, Texas 75062.

         WHEREAS, Lender and Borrower have entered into a Loan and Security Agreement (the "LOAN AGREEMENT"), dated as of September 9, 1994;

         WHEREAS, Lender and Borrower on October 28, 1994 have entered into a First Amendment to Loan and Security Agreement (the "FIRST AMENDMENT"), which was dated effective as of September 9, 1994;

         WHEREAS, Lender and Borrower on December 8, 1994 have entered into a Second Amendment to Loan and Security Agreement (the "SECOND AMENDMENT");

         WHEREAS, Lender and Borrower on March 3, 1995 have entered into a Third Amendment to Loan and Security Agreement (the "THIRD AMENDMENT"), which was dated effective as of December 31, 1994;

         WHEREAS, Lender and Borrower on May 15, 1995 have entered into a Fourth Amendment to Loan and Security Agreement (the "FOURTH AMENDMENT"), which was dated effective as of January 31, 1995;

         WHEREAS, Lender and Borrower, effective on September 9, 1995, have entered into a Fifth Amendment to Loan and Security Agreement (the "FIFTH AMENDMENT");

         WHEREAS, Lender and Borrower, effective on December 29, 1995, have entered into a Sixth Amendment to Loan and Security Agreement (the "SIXTH AMENDMENT");

         WHEREAS, Lender and Borrower, effective on March 8, 1996, have entered into a Seventh Amendment to Loan and Security Agreement (the "SEVENTH AMENDMENT");

         WHEREAS, Lender and Borrower, effective on May 8, 1996, have entered into an Eighth Amendment to Loan and Security Agreement (the "EIGHTH AMENDMENT"); and

         WHEREAS, Lender and Borrower, effective on May 17, 1996, have entered into a Ninth Amendment to Loan and Security Agreement (the "NINTH AMENDMENT") (the Loan Agreement together with the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment and the Ninth Amendment shall hereinafter be referred to as the "AGREEMENT"); and

         WHEREAS, Lender and Borrower desire to further amend the Agreement as hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in the Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

         Section 1.1 DEFINITIONS. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

                                   ARTICLE II

                                   AMENDMENTS

         Section 2.1 AMENDMENT TO DEFINITION OF CONTRACT TERM. Effective as of the date hereof, the definition of "Contract Term" contained in Article I of the Agreement is hereby amended and restated to read in its entirety as follows:

                 "CONTRACT TERM" means the period beginning on the effective date specified in the preamble of this Agreement and continuing through November 8, 1996.

         Section 2.2 AMENDMENT TO DEFINITION OF CREDIT LIMIT. Effective as of the date hereof, the definition of "Credit Limit" contained in Article I of the Agreement is hereby amended and restated to read in its entirety as follows:

                 "CREDIT LIMIT" means (a) from July 8, 1996, to but excluding July 31, 1996, Twenty-Three Million Three Hundred Thousand and No/100 Dollars ($23,300,000), (b) from July 31, 1996, to but excluding September 30, 1996, Twenty-Two Million Five Hundred Thousand and No/100 Dollars ($22,500,000), and (c) from and after September 30, 1996, Twenty-One Million Five Thousand and No/100 Dollars ($21,500,000).

         Section 2.3 AMENDMENT TO DEFINITION OF LOAN DOCUMENTS. The definition of "Loan Documents" contained in Article I of the Agreement is hereby amended and restated to read in its entirety as follows:

                 "LOAN DOCUMENTS" means this Agreement, the Revolving Note, the First Amended and Restated Revolving Note - Overline, the Demand Note, the First Amendment to Loan and Security Agreement dated effective as of September 9, 1994, the Second Amendment to Loan and Security Agreement dated as of December 8, 1994, the Third Amendment to Loan and Security Agreement dated effective as of December 31, 1994, the Fourth Amendment to Loan and Security Agreement dated effective as of January 31, 1995, the Fifth Amendment to Loan and Security Agreement dated as of September 9, 1995, the Sixth Amendment to Loan and Security Agreement dated as of December 29, 1995, the Seventh Amendment to Loan and Security Agreement dated as of March 8, 1996, the Eighth Amendment to Loan and Security Agreement dated as of May 8, 1996, the Ninth Amendment to Loan and Security Agreement dated as of May 17, 1996, the Tenth Amendment to Loan and Security Agreement dated as of July 8, 1996, each Guaranty, the Guaranty, if any, executed by Glenn
                 D. Bollinger in





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                 favor of Lender, the Guaranty, if any, executed by Bobby
                 Bollinger in favor of Lender, the NBF Security Agreement, the Security Agreement dated as of March 8, 1996, executed by BII to the Lender, the Deed of Trust, Security Agreement, Assignment and Financing Statement dated as of May 8, 1996, relating to the Borrower's corporate headquarters, and all other documents or agreements executed in connection therewith, and also includes any and all renewals, extensions, modifications or amendments of any of any of the foregoing.

         Section 2.4 AMENDMENT TO SECTION 6.6 OF THE AGREEMENT. A new sentence shall be added at the end of Section 6.22 of the Agreement to read in its entirety as follows:

                          Concurrently with the delivery of the monthly
                 financial statements required by this Section 6.6, Borrower shall deliver to Lender (a) an accounts receivable aging with a summary report, (b) an accounts payable aging with a summary report, (c) a comparison of actual results for the month and the fiscal year to date with the forecasted results for the same periods, (d) a report of the status of Borrower's inventory reduction plan and the results to date of the inventory reduction plan, and (d) a certificate demonstrating compliance with the Tangible Net Worth covenant contained in
                 Section 6.33.

         Section 2.5      AMENDMENT TO SECTION 6.22 OF THE AGREEMENT. Section
6.22 of the Agreement is hereby amended and restated to read in its entirety as follows:

                          SECTION 6.22 SALE OF ASSETS. Borrower will not sell
                 or dispose of any assets other than the sale of Inventory in the ordinary course of business without the prior written consent of Lender. Upon any disposition of assets consented to by Lender, all proceeds of such disposition shall be delivered to Lender for application to the Obligations.

         Section 2.6      AMENDMENT TO SECTION 6.25 OF THE AGREEMENT. Section
6.22 of the Agreement is hereby amended and restated to read in its entirety as follows:

                          SECTION 6.25 LIMITATION ON INDEBTEDNESS. Borrower
                 will not be obligated, directly or indirectly, for borrowed money or otherwise under any promissory note, bond, indenture or similar instrument, other than (i) in favor of Lender, and
                 (ii) the indebtedness listed on Exhibit 6.25 attached hereto.

         Section 2.7      AMENDMENT TO SECTION 6.30 OF THE AGREEMENT. Section
6.30 of the Agreement is hereby amended and restated to read in its entirety as follows:

                          SECTION 6.30 LIMITATION ON INVESTMENTS. Borrower
                 shall not invest in or otherwise purchase or acquire the securities of any Person, except for certificates of deposit issued by commercial banks organized in the United States which have assets in excess of $1,000,000,000. Borrower will not, and will not permit any Guarantor to, purchase or acquire all or a substantial part of the business or properties of any Person.

         Section 2.8      ADDITION OF SECTION 6.33 TO THE AGREEMENT. A new
Section 6.33 is hereby added to the Agreement to read in its entirety as follows:

                          SECTION 6.33 TANGIBLE NET WORTH. Borrower shall at
                 all times maintain a Tangible Net Worth of not less than $12,250,000.





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


                                  ARTICLE III

                 RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

         Section 3.1 RATIFICATIONS. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement, including, without limitation, all financial covenants contained therein, are ratified and confirmed and shall continue in full force and effect. Lender and Borrower agree that the Agreement as amended hereby shall continue to be legal, valid, binding and enforceable in accordance with its terms. In furtherance and not in limitation of the provisions of this Section 3.1, Borrower hereby waives and releases any and all claims or offsets against, or defenses to, the payment and performance of the Obligations that Borrower may have at law, in equity or otherwise, based on any and all actions or alleged actions, omissions or related omissions of Lender or any of Lender's affiliates, directors, officers, employees, attorneys, representatives or agents which have occurred on or prior to July 8, 1996, and Borrower hereby represents and warrants that no such claims, offsets or defenses exist as of such date.

         Section 3.2 REPRESENTATIONS AND WARRANTIES. Borrower, BII, BOC and NBF each hereby represent and warrant to Lender that the execution, delivery and performance of this Amendment and all other Loan Documents to which Borrower, BII, BOC or NBF is or is to be a party hereunder (hereinafter referred to collectively as the "LOAN DOCUMENTS") executed and/or delivered in connection herewith, have been authorized by all requisite corporate or partnership action, as applicable, on the part of Borrower, BII, BOC and NBF and will not violate the Articles of Incorporation, Bylaws or Partnership Agreement of Borrower, BII, BOC or NBF, as applicable. There has been no material adverse change in the business, operations, financial condition, profits or prospects, or in the Collateral, of Borrower or NBF, since November 16, 1995, except as previously disclosed to Lender or publicly disclosed, and there has been no change in the officers of Borrower or any Guarantor since November 16, 1995. The Articles of Incorporation, Bylaws or Partnership Agreement, as applicable, of the General Partner of Borrower and each Guarantor have not been altered, amended, rescinded or revised since November 16, 1995. Borrower, BII, BOC and NBF hereby jointly and severally represent and warrant to Lender that (i) Borrower and NBF own all of the Eligible Accounts and Eligible Inventory described on each Borrowing Base Report previously or hereafter delivered to Lender, (ii) BII conducts no operations and owns no material assets other than the stock of BOC and BHC, (iii) BOC and BHC conduct no operations other than the ownership of partnership interests in Borrower, of which BOC is the sole general partner and BHC is the sole limited partner, and
(iv) BOC and BHC own no material assets other than their respective partnership interests in Borrower.

                                   ARTICLE IV

                              CONDITIONS PRECEDENT

         Section 4.1 CONDITIONS. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent (unless specifically waived in writing by the Lender):

                 (a) Lender shall have received all of the following, each dated (unless otherwise indicated) as of the date of this Amendment, in form and substance satisfactory to Lender in its sole discretion:

                          (i) Secretary's Certificate. A Secretary's Certificate dated as of even date with the date this Amendment is executed from the General Partner of Borrower and each






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
                 Guarantor certifying as to corporate resolutions authorizing the execution and delivery of this Amendment.

                          (ii)    Amendment. This Amendment, duly executed.

                          (iii)   Opinions of Counsel to Borrower and
                 Guarantors. An opinion of counsel for Borrower and each Guarantor, respectively, in form and substance reasonably satisfactory to Lender dated as of even date with the date this Amendment is executed, as well as executed original opinions which were required to have been delivered in connection with the Seventh Amendment, the Eight Amendment and the Ninth Amendment but which have not yet been delivered to the Lender.

                          (iv) Other Documents. Borrower shall have executed and delivered such other documents and instruments as Lender may reasonably require.

                          (v) Legal and Professional Fees. Borrower shall have paid all fees and expenses of Lender's accountants and legal counsel incurred in connection with the Revolving Facility and the Loan Documents, including this Amendment, and the interpretation and enforcement thereof.

                 (b) All partnership or corporate proceedings, as applicable, taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be reasonably satisfactory to Lender.

                 (c)      An amendment fee of $25,000.00.

                                   ARTICLE V

                                 MISCELLANEOUS

         Section 5.1 POST-CLOSING COVENANTS. The Borrower agrees to comply with the following covenants, and any failure by the Borrower to comply with any of the following covenants shall constitute an Event of Default under the
Agreement:

                 (a) Collateral Compliance Review and Audit. If the Obligations have not been refinanced by August 20, 1996, the Borrower shall assist the Lender in carrying out a review and audit of the Collateral, which review and audit Lender intends to complete by September 15, 1996.

                 (b) Appraisal and Environmental Report. If the Obligations have not been refinanced by August 20, 1996, the Lender shall obtain, at the Borrower's expense, no later than September 30, 1996, an appraisal and a Phase I environmental assessment of the Borrower's corporate headquarters located at 222 West Airport Freeway, Irving, Texas, such appraisal and such environmental report to be addressed to Lender, to be satisfactory to Lender in form and substance, and to be prepared in accordance with all applicable regulatory requirements. The Lender shall order the appraisal, but the Borrower may order the environmental report, subject to approval by the Lender.

                 (c) Guaranties. The Borrower shall deliver to the Lender continuing guaranties of the Obligations, executed by each of Glenn D. Bollinger and Bobby Bollinger, in form and





                                       5
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         substance satisfactory to the Lender, providing that each guarantor's payment obligations thereunder are limited to $2,300,000. The guaranties shall be delivered by August 1, 1996, unless on or before that date the Borrower has delivered to the Lender written evidence of approval for a loan to refinance the Obligations, subject only to completion of documentation, and if such written evidence is provided and the Obligations are not refinanced by August 20, 1996, the guaranties will be provided on August 20, 1996.

                 (d) Additional Amendment Fee. The Borrower shall pay the Lender an additional amendment fee of $25,000.00 on August 1, 1996 unless on or before that date the Borrower has delivered to the Lender written evidence of approval for a loan to refinance the Obligations, subject only to completion of documentation, and if such written evidence is provided and the Obligations are not refinanced by August 20, 1996, the additional amendment fee will be provided on August 20, 1996.

                 (e) Financial Reports. Borrower shall deliver to Lender, no later than August 8, 1996, personal financial statements for each of Glenn D. Bollinger and Bobby Bollinger, prepared on Lender's standard form.

         Section 5.2 NO WAIVER, RESERVATION OF RIGHTS. No failure on the part of Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under the Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under the Agreement or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Notwithstanding any failure by Lender to insist on strict compliance by Borrower with the terms of the Agreement or any other Loan Document in the past, or any forbearance by Lender in exercising its rights and remedies under the Agreement and the other Loan Documents, including any past waivers by Lender of Events of Default under the Agreement or any other Loan Document, Lender will insist on strict compliance with the terms of the Agreement and the other Loan Documents in the future. Any future failure by Borrower to comply strictly with the terms of the Agreement and the other Loan Documents may result in the Lender's pursuit of its rights and remedies existing by virtue of the Agreement and the other Loan Documents or existing at law or in equity. Lender expressly reserves the right to exercise any and all rights or remedies available to Lender under the Loan Documents, at law or in equity, with respect to any present or future Events of Default unless the same are waived in writing by Lender. No failure on the part of Lender to exercise, or delay by Lender in exercising, its rights and remedies under the Loan Documents shall constitute a waiver of any existing or future Event of Default.

         Section 5.3 NO EXTENSION OF MATURITY. Notwithstanding that Lender has continued to make credit available to Borrower in the past and has renewed and extended the credit facility evidenced by the Loan Documents in the past, Borrower acknowledges that Lender has no obligation to continue to make credit available to Borrower under the Revolving Facility after November 8, 1996. Lender hereby notifies Borrower that, notwithstanding any previous renewals or extensions of credit to Borrower, Lender will not continue to make credit available to Borrower after November 8, 1996, and that the Obligations shall be due and payable in full on November 8, 1996.

         Section 5.4 FORBEARANCE. Borrower has notified Lender that Borrower is in violation of the covenants contained in Section 6.21 of the Agreement. Lender hereby agrees not to exercise its rights and remedies under the Loan Documents based on the Events of Default resulting from the noncompliance by Borrower with the provisions of Section 6.21 of the Agreement through and including November 8, 1996, and not thereafter. The foregoing agreement to forebear does not permit Borrower to fail to comply with any other





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provision of the Agreement or any other Loan Document, and does not require the
Lender to forebear from exercising its rights and remedies following the occurrence of any other Default or Event of Default.

         Section 5.5 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in the Agreement or any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely thereon.

         Section 5.6 REFERENCE TO AGREEMENT. The Agreement, each of the Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference therein to the Agreement shall mean a reference to the Agreement as amended hereby.

         Section 5.7 WAIVER OF JURY TRIAL. THE PARTIES HERETO AGREE THAT NEITHER PARTY SHALL REQUEST A TRIAL BY JURY IN THE EVENT OF LITIGATION BETWEEN THEM CONCERNING THE LOAN DOCUMENTS OR ANY CLAIMS OR TRANSACTIONS IN CONNECTION THEREWITH, IN EITHER A STATE OR FEDERAL COURT, THE RIGHT TO TRIAL BY JURY BEING EXPRESSLY WAIVED BY BOTH LENDER AND BORROWER. LENDER AND BORROWER EACH ACKNOWLEDGES THAT SUCH WAIVER IS MADE WITH FULL KNOWLEDGE AND UNDERSTANDING OF THE NATURE OF THE RIGHTS AND BENEFITS WAIVED HEREBY, AND WITH THE BENEFIT OF ADVICE OF COUNSEL OF ITS CHOOSING.

         Section 5.8 ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY RELATED AGREEMENTS OR INSTRUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF ENDISPUTE, INC. (A/K/A J.A.M.S./ENDISPUTE) ("J.A.M.S."), AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS AMENDMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS AMENDMENT APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

                 (a) Special Rules. THE ARBITRATION SHALL BE CONDUCTED IN THE CITY OF THE BORROWER'S DOMICILE AT THE TIME OF THIS AMENDMENT'S EXECUTION AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPONA SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS.

                 (b) Reservation of Rights. NOTHING IN THIS AMENDMENT SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF





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
         LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS AMENDMENT; OR
         (II) BE A WAIVER BY THE LENDER OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SEC. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF THE LENDER HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. THE LENDER MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS AMENDMENT. NEITHER THIS EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

         No provision in the Loan Documents regarding waiver of trial by jury or submission to jurisdiction and/or venue in any court is intended or shall be construed to be in derogation of the provisions in any Loan Document for arbitration of any controversy or claim.

         Section 5.9 GOVERNING LAW. THIS AMENDMENT, AND ALL DOCUMENTS AND INSTRUMENTS EXECUTED IN CONNECTION HEREWITH, SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF TEXAS, PROVIDED, THAT TO THE EXTENT FEDERAL LAW WOULD ALLOW A HIGHER RATE OF INTEREST THAN WOULD BE ALLOWED BY THE LAWS OF THE STATE OF TEXAS, THEN WITH RESPECT TO THE PROVISIONS OF ANY LAW WHICH PURPORT TO LIMIT THE AMOUNT OF INTEREST THAT MAY BE CONTRACTED FOR, CHARGED OR RECEIVED IN CONNECTION WITH ANY OF THE OBLIGATIONS, SUCH FEDERAL LAW SHALL APPLY.

         Section 5.10 PARTIES BOUND. This Amendment shall be binding upon and inure to the benefit of Borrower and Lender, and their respective successors in interest and assigns. Borrower may not assign any right, power, duty, or obligation under this Amendment. or any document or instrument executed in connection herewith, without the prior written consent of Lender. Subject to any applicable rules, regulations or laws of governmental authorities relating to the non-assignability of loans or other assets of Lender, Lender may not assign any of its rights, powers, duties or obligations under this Amendment, or any document or instrument executed in connection herewith, without the prior written consent of Borrower. This Amendment is intended for the benefit of Borrower and Lender, and their respective successors in interest and assigns only, and may not be relied upon by any other Person.

         Section 5.11 CUMULATIVE RIGHTS. All rights and remedies of Lender under the Loan Documents are cumulative, and are in addition to rights and remedies available to Lender by law. Such rights and remedies may be exercised concurrently or successively, at such times as Lender may determine in its discretion. Borrower waives any right to require marshaling.

         Section 5.12 SEVERABILITY. If any provision of this Amendment is held to be illegal, invalid, or unenforceable under any present or future laws effective during the Contract Term, such provisions shall be fully severable, and this Amendment shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part of this Amendment. In such case, the remaining provisions of the Amendment shall remain in full force and effect and shall not be affected thereby.





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
         Section 5.13 MULTIPLE COUNTERPARTS. This Amendment may be executed simultaneously in one or more multiple originals, each of which shall be deemed an original, but all of which together shall constitute one and the same Amendment.

         Section 5.14 SURVIVAL. All covenants, agreements, representations, and warranties made by Borrower herein shall survive the execution, delivery, and closing of this Amendment, and all documents executed in connection herewith, and shall not be affected by any investigation made by any party.

         THIS WRITTEN AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the parties have executed this Amendment under seal on July 9, 1996 to be effective as of July 8, 1996.

                            "BORROWER"

                            BOLLINGER INDUSTRIES, L.P.,
                            A TEXAS LIMITED PARTNERSHIP

                            By:      Bollinger Operating Corp.,
                                     A Nevada corporation,
                                     General Partner

                            By:  /s/ GLENN D. BOLLINGER
                               -----------------------------------
                            Name:  Glenn D. Bollinger
                            Title: Chairman and Chief Executive Officer





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
THE STATE OF TEXAS        )
                          )
COUNTY OF DALLAS          )

                 BEFORE ME, the undersigned authority, on this day personally appeared Glenn D. Bollinger, Chairman and Chief Executive Officer of Bollinger Operating Corp., the general partner of Bollinger Industries, L.P., known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of the said BOLLINGER INDUSTRIES, L.P., a Texas limited partnership, and that he executed the same on behalf of Bollinger Operating Corp. as the general partner of Bollinger Industries, L.P., as the act of such limited partnership for the purposes and consideration therein expressed and in the capacity therein stated.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 9th day of July, 1996.


VALERIE A. ROMBERG
NOTARY PUBLIC
State of Texas
Comm. Exp 02-26-99

                                        /s/ VALERIE A. ROMBERG
                                        -----------------------------------
                                        NOTARY PUBLIC, STATE OF TEXAS

My Commission Expires:
- --------------------------------
    02/26/99                            Valerie A. Romberg
                                        -----------------------------------
                                        (Printed Name of Notary)





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         AGREED AND ACCEPTED on July 9, 1996 to be effective as of July 8, 1996.


                                       "LENDER"

                                       NATIONSBANK OF TEXAS, N.A.

                                       By: /s/ GREG NICHOLAS
                                       Name:  Greg Nicholas
                                       Title: Vice President

THE STATE OF TEXAS        )
                          )
COUNTY OF DALLAS          )

                 BEFORE ME, the undersigned authority, on this day personally appeared Greg Nicholas, Vice President, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of the said NATIONSBANK OF TEXAS, N.A., a national banking association, and that he executed the same as the act of such banking association for the purposes and consideration therein expressed and in the capacity therein stated.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 9th day of July, 1996.

                                       /s/ DONNA M. MALIZIA
                                       --------------------------------------
                                       NOTARY PUBLIC, STATE 0F TEXAS

My Commission Expires:
- ---------------------------------
     11-09-98                          Donna M. Malizia
                                       ---------------------------------------
                                       (Printed Name of Notary)



                                       DONNA M. MALIZIA
                                       NOTARY PUBLIC
                                       STATE OF TEXAS
                                       My Comm. Exp. 11-09-98

                          CONSENTS AND REAFFIRMATIONS

                 BOLLINGER INDUSTRIES, INC. ("BII"), BOLLINGER OPERATING CORP. AND NBF, INC. ("NBF"), each jointly and severally hereby acknowledge the execution of, and consent to, the terms and conditions of that certain Tenth Amendment to Loan and Security Agreement dated effective as of July 8, 1996, between Bollinger Industries, L.P. and NationsBank of Texas, N.A. ("LENDER") and (i) reaffirms their respective obligations under those certain Guaranty By Corporation (the "GUARANTIES") each dated as of September 9, 1994, made by the undersigned in favor of the Lender, and acknowledge and agree that the Guaranties remain in full force and effect and the Guaranties are hereby ratified and confirmed; and (ii) NBF reaffirms its obligations under that certain Security Agreement (the "NBF SECURITY AGREEMENT") dated as of September 9, 1994, made by NBF in favor of the Lender and acknowledges and agrees that the NBF Security Agreement remains in full force and effect and the NBF Security Agreement is hereby ratified and confirmed; and (iii) BII reaffirms its obligations under that certain Security Agreement (the "BII SECURITY AGREEMENT") dated as of March 8, 1996, made by BII in favor of the Lender and acknowledges and agrees that the BII Security Agreement remains in full force and effect and the BII Security Agreement is hereby ratified and confirmed.

          EXECUTED on July 9, 1996 to be effective as of July 8, 1996.

                                GUARANTOR:

                                BOLLINGER INDUSTRIES, INC.

                                By: /s/ GLENN D. BOLLINGER
                                -------------------------------------
                                Name: Glenn D. Bollinger
                                Title: Chairman and Chief Executive Officer

                                GUARANTOR:

                                BOLLINGER OPERATING CORP.

                                By: /s/ GLENN D. BOLLINGER
                                -------------------------------------
                                Name: Glenn D. Bollinger
                                Title: Chairman and Chief Executive Officer

                                GUARANTOR:

                                NBF, INC.

                                By: /s/ GLENN D. BOLLINGER
                                -------------------------------------
                                Name:  Glenn D. Bollinger
                                Title: Vice Chairman

THE STATE OF TEXAS        )
                          )
COUNTY OF DALLAS          )

                 BEFORE ME, the undersigned authority, on this day personally appeared Glenn D. Bollinger, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of said Bollinger Industries, Inc., and that he executed the same for the purposes and consideration therein expressed.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 9th day of July, 1996.


     VALERIE A. ROMBERG
       NOTARY PUBLIC
      State of Texas
Commission Exp. 02/26/99

  My Commission Expires:
       2/29/99
       -------
                                        /s/ VALERIE A. ROMBERG
                                        ---------------------------------------
                                        NOTARY PUBLIC, STATE OF TEXAS


                                        Valerie A. Romberg
                                        ---------------------------------------
                                        (Printed Name of Notary)






THE STATE OF TEXAS        )
                          )
COUNTY OF DALLAS          )

                 BEFORE ME, the undersigned authority, on this day personally appeared Glenn D. Bollinger, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of said Bollinger Operating Corp., and that he executed the same for the purposes and consideration therein expressed.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 9th day of July, 1996.


     VALERIE A. ROMBERG
       NOTARY PUBLIC
      State of Texas
Commission Exp. 02/26/99

  My Commission Expires:
       2/29/99
       -------
                                        /s/ VALERIE A. ROMBERG
                                        ---------------------------------------
                                        NOTARY PUBLIC, STATE OF TEXAS


                                        Valerie A. Romberg
                                        ---------------------------------------
                                        (Printed Name of Notary)

THE STATE OF TEXAS        )
                          )
COUNTY OF DALLAS          )

                 BEFORE ME, the undersigned authority, on this day personally appeared Glenn D. Bollinger, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of said NBF, Inc., and that he executed the same for the purposes and consideration therein expressed.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 9th day of July, 1996.

         VALERIE A. ROMBERG
         NOTARY PUBLIC                    /s/ VALERIE A. ROMBERG
         State of Texas                   ------------------------------------
         Comm. Exp. 02-26-99              NOTARY PUBLIC, STATE OF TEXAS


                                          Valerie A. Romberg
                                          ------------------------------------
     My Commission Expires:               (Printed Name of Notary)
          02/26/99
          --------